
                                                   EXHIBIT 21

                                   OGDEN CORPORATION - U.S. SUBSIDIARIES LIST
                                (See Attachment A for foreign subsidiaries list)

                                                                          PPERCENT     DOMESTIC
COMPANY                                                                   OWNERSHIP     STATE        CO. ODE/E.I.N.
-------                                                                   ---------     -----        --------------
Ogden Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .DE. . . . 13-5549268
  Ogden Management Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-2918484
    OFS Equity of Babylon, Inc. . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 13-3543094
    OFS Equity of Huntington, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 13-3543092
  Ogden Services Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 141*/13-3058273
    Ogden Firehole Entertainment Corp.. . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . /13-3516164
    Ogden Asia Pacific Services, Inc. (See Attachment A for subsidiaries) . . . 100. . . .DE. . . . 134/13-3793247
    Ogden Central and South America, Inc.  (See Attachment A for subsidiaries). 100. . . .DE. . . . 135/13-3793248
    Ogden International Europe Inc.  (See Attachment A for subsidiaries). . . . 100. . . .DE. . . . 164/13-3688536
    Ogden Entertainment, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 001/11-2145117
      Doggie Diner, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 003/92-1228666
      I & S Consultants, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .IL. . . . /36-3241812
      The Metropolitan Entertainment Co., Inc.. . . . . . . . . . . . . . . . . 50 . . . .NJ. . . . 22-1968974
      Offshore Food Service, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .LA. . . . 027/72-0535141
        Gulf Coast Catering Company, Inc. . . . . . . . . . . . . . . . . . . . 100. . . .LA. . . . 028/13-3537164
      Ogden American Food Services, Inc.. . . . . . . . . . . . . . . . . . . . 100. . . .OH. . . . 008/34-4197320
      Ogden Attractions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . /13-3934857
      Ogden Aviation Food Services, Inc.. . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 080/11-2161743
        Ogden Aviation Food Services (ALC), Inc . . . . . . . . . . . . . . . . 100. . . .NY. . . . 085/11-1619941
      Ogden-Burtco Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .WA. . . . 042/92-0022939
        Alpine Food Products, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . .WA. . . . 041/91-0760148
        Ogden Facility Management of Alaska, Inc. . . . . . . . . . . . . . . . 100. . . .AK. . . . 058/92-0097503
      Ogden Entertainment of Florida, Inc.. . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . /13-3877904
      Ogden Entertainment of New York, Inc. . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 011/13-3428320
      Ogden Facility Management Corporation . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 098/13-3282969
      Ogden Facility Management Corporation of Anaheim. . . . . . . . . . . . . 100. . . .CA. . . . 060/13-3526194
      Ogden Facility Management Corporation of Huntington . . . . . . . . . . . 100. . . .WV. . . . 13-3852104
      Ogden Facility Management Corporation of Iowa . . . . . . . . . . . . . . 100. . . .IA. . . . 007/13-3444248
      Ogden Facility Management Corporation of Pensacola. . . . . . . . . . . . 100. . . .FL. . . . 006/13-3245048
      Ogden Facility Management Corporation of West Virginia. . . . . . . . . . 100. . . .WV. . . . 55-0459949
      Ogden Film and Theatre, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . /13-3934858
        Arizona Big Frames Theatres, L.L.C. . . . . . . . . . . . . . . . . . . 50 . . . .AZ. . . . TBA
      Ogden Food Service Corporation. . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 023/23-0404985
        Ogden Confection Corporation. . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 039/36-2392940
      Ogden Food Service Corporation of Indiana . . . . . . . . . . . . . . . . 40 . . . .IN. . . . 048/13-2723781
      Ogden Food Service Corporation of Kansas. . . . . . . . . . . . . . . . . 100. . . .KS. . . . 0032/13-3703705
      Ogden Food Service Corporation of Milwaukee . . . . . . . . . . . . . . . 100. . . .WI. . . . 063/13-2783130
      Ogden Food Service Corporation of Texas . . . . . . . . . . . . . . . . . 100. . . .TX. . . . 092/74-1310443
      Ogden Food Service Corporation of Wisconsin . . . . . . . . . . . . . . . 100. . . .WI. . . . 056/39-0912345
      Ogden Leisure, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 54-0848368
        Ogden Fairmount, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 021/37-0912053
    Ogden Technology Services Corporation . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-3977971
      Applied Data Technology, Inc. . . . . . . . . . . . . . . . . . . . . . . 100. . . .CA. . . . 33-0297326
      ADT Global Services, Inc. (formerly Ogden Range Services, Inc.) . . . . . 100. . . .DE. . . . 169/13-3712961
        Logistics Operations, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . .VA. . . . 164/13-3977972
      Ogden Support Services, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 165*/13-3688521
    Ogden Allied Maintenance Corporation. . . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 010*/13-65939
      Alantic Design Company, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 086*/13-2629642
      Lenzar Electro-Optics, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 175/59-3063752
      Ogden Allied Payroll Services, Inc. . . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 063*/13-6160158
      Ogden Cisco, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 157*/13-3670141
      Ogden Communications, Inc.. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 130/13-3793364



                                                                          PPERCENT     DOMESTIC
COMPANY                                                                   OWNERSHIP     STATE        CO. ODE/E.I.N.
-------                                                                   ---------     -----        --------------
Ogden Corporation
  Ogden Services Corporation                                                              DE

      Ogden Aviation Services, Inc. . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 015/13-3846270
        Ogden Aviation Distributing Corp. . . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 046*/13-1835320
        Ogden Aviation Fueling Company, Inc.. . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 012*/13-5564521
        Ogden Aviation Fueling Company of Atlanta, Inc. . . . . . . . . . . . . 100. . . .GA. . . . 129*/13-3054674
        Ogden Aviation Fueling Company of Houston, Inc. . . . . . . . . . . . . 100. . . .TX. . . . 068*/13-2557861
        Ogden Aviation Fueling Company of St. Louis, Inc. . . . . . . . . . . . 100. . . .DE. . . . 025*/13-5665586
        Ogden Aviation Fueling Company of Texas, Inc. . . . . . . . . . . . . . 100. . . .TX. . . . 024*/13-5661328
        Ogden Aviation Fueling Company of Virginia, Inc.. . . . . . . . . . . . 100. . . .DE. . . . 038*/13-1954027
        Ogden Aviation Security Services, Inc.. . . . . . . . . . . . . . . . . 100. . . .DE. . . . 013/13-3876173
        Ogden Aviation Service Company of Colorado, Inc.. . . . . . . . . . . . 100. . . .CO. . . . 104*/13-2694899
        Ogden Aviation Service Company of Hawaii, Inc.. . . . . . . . . . . . . 100. . . .HI. . . . 107*/13-2706452
        Ogden Aviation Service Company of Kansas City, Inc. . . . . . . . . . . 100. . . .MO. . . . 118*/13-2942892
        Ogden Aviation Service Company of New Jersey, Inc.. . . . . . . . . . . 100. . . .NJ. . . . 003*/13-5565924
        Ogden Aviation Service Company of New York, Inc.. . . . . . . . . . . . 100. . . .NY. . . . 007*/13-5565925
          Ogden Ground Services, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 146*/23-1707864
            ARA Sunset Airport Systems, Inc.. . . . . . . . . . . . . . . . . . 100. . . .CA. . . . 152*/95-2959114
        Ogden Aviation Service Company of Pennsylvania, Inc.. . . . . . . . . . 100. . . .PA. . . . 018*/13-2749962
        Ogden Aviation Service Company of Texas, Inc. . . . . . . . . . . . . . 100. . . .DE. . . . 019*/13-5649342
        Ogden Aviation Service Company of Washington, Inc.. . . . . . . . . . . 100. . . .DE. . . . 011*/13-5581082
        Ogden Aviation Service International Corporation. . . . . . . . . . . . 100. . . .NY. . . . 006*/13-5565926
          Ogden Aviation, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 177/13-3634105
          Ogden Aviation Security Services of Indiana, Inc. . . . . . . . . . . 100. . . .IN. . . . 163*/13-3606125
        Ogden Aviation Terminal Services, Inc.. . . . . . . . . . . . . . . . . 100. . . .MA. . . . 005*/13-5565923
        Ogden New York Ground Services, Inc.. . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-3889795
        Ogden New York Services, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 020/13-5623889
        Ogden Pipeline Services Corporation . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 125*/13-2949046
    Ogden Facility Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-3852102
        Ogden Facility Services, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-3773192
          Ogden Allied Building & Airport Services Inc. . . . . . . . . . . . . 100. . . .DE. . . . 017*/13-5618372
          Ogden Allied Building Service Corporation . . . . . . . . . . . . . . 100. . . .DE. . . . 121*/13-2928817
          Ogden Allied Maintenance Company of Hawaii, Inc.. . . . . . . . . . . 100. . . .HI. . . . 090*/99-0119711
          Ogden Allied Maintenance Corporation of New England . . . . . . . . . 100. . . .MA. . . . 009/04-2453238
          Ogden Allied Maintenance Corporation of Pennsylvania, Inc.. . . . . . 100. . . .DE. . . . 014*/13-5611594
          Ogden Allied Maintenance Corporation of Texas . . . . . . . . . . . . 100. . . .TX. . . . 042*/13-1987767
          Ogden Allied Service Agency Corporation . . . . . . . . . . . . . . . 100. . . .DE. . . . 016*/13-5616071
          Ogden Allied Window Cleaning Company, Inc.. . . . . . . . . . . . . . 100. . . .NY. . . . 008*/13-5565941
          Ogden Hawaii Company, Inc.. . . . . . . . . . . . . . . . . . . . . . 100. . . .HI. . . . 062*/99-0086682
          Ogden Industrial Services, Inc. . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 143*/13-3330336
          Ogden Plant Maintenance Company, Inc. . . . . . . . . . . . . . . . . 100. . . .NJ. . . . 088*/13-2640359
          Ogden Plant Maintenance Company of Missouri . . . . . . . . . . . . . 100. . . .MO. . . . 069*/13-2556007
          Ogden Plant Maintenance Company of North Carolina . . . . . . . . . . 100. . . .NC. . . . 113*/13-2761092
  Ogden Resource Recovery Support Services, Inc.. . . . . . . . . . . . . . . . 100. . . .DE. . . . 149*/13-3560729
    Ogden Plant Services of New Jersey, Inc.. . . . . . . . . . . . . . . . . . 100. . . .NJ. . . . 176/13-3597547
  Ogden Water Treatment Support Services, Inc.. . . . . . . . . . . . . . . . . 100. . . .DE. . . . 199*/13-3807441
  Ogden Allied Abatement & Decontamination Service, Inc.. . . . . . . . . . . . 100. . . .NY. . . . 144*/13-3429112
Ogden Energy Group, Inc. (formerly known as Ogden Projects, Inc.) . . . . . . . 100. . . .DE. . . . 13-3213657
(SEE ATTACHMENT B FOR OGDEN ENERGY GROUP, INC. -  U.S. AND FOREIGN SUBSIDIARIES LIST)
Ogden Financial Services, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-3057250
  B D C Liquidating Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-2757633
    Bouldin Development Corp. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .CA. . . . 94-1695641
  Greenway Insurance Company of Vermont . . . . . . . . . . . . . . . . . . . . 100. . . .VT. . . . 13-3167991
  International Terminal Operating Co., Inc.. . . . . . . . . . . . . . . . . . 50 . . . .DE  . . . 13-5628741
  OFS Equity of Delaware, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE. . . . 13-3495890
    OFS Equity of Alexandria/Arlington, Inc.. . . . . . . . . . . . . . . . . . 100. . . .VA. . . . 13-3495889
    OFS Equity of Indianapolis, Inc.. . . . . . . . . . . . . . . . . . . . . . 100. . . .IN. . . . 13-3495887
    OFS Equity of Stanislaus, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . .CA. . . . 13-3495880



                                                                          PPERCENT     DOMESTIC
COMPANY                                                                   OWNERSHIP     STATE        CO. ODE/E.I.N.
-------                                                                   ---------     -----        --------------
Ogden Corporation
  Ogden Services Corporation                                                              DE

      Ogden Allied Maintenance Securities, Inc. . . . . . . . . . . . . . . . . 100. . . .DE. . . . 004*/51-0102045
        Denver Fuel Facilities Corporation. . . . . . . . . . . . . . . . . . . 100. . . .CO. . . . 105*/13-2694896
        Kansas City International Fueling Facilities Corporation. . . . . . . . 100. . . .MO. . . . 080*/13-2604290
        LaGuardia Fuel Facilities Corporation . . . . . . . . . . . . . . . . . 100. . . .NY. . . . 100*/13-2660143
        Lambert Field Fueling Facilities Corporation. . . . . . . . . . . . . . 100. . . .DE. . . . 057*/13-6116279
        Love Field Fueling Facilities Corporation . . . . . . . . . . . . . . . 100. . . .TX. . . . 058*/13-6116341
        Newark Automotive Fuel Facilities Corporation . . . . . . . . . . . . . 100. . . .NJ. . . . 114*/13-2806865
        Philadelphia Fuel Facilities Corporation. . . . . . . . . . . . . . . . 100. . . .PA. . . . 097*/13-2671427


* For payroll/personnel, add 200 to codes of Maintenance companies ONLY.


                                                 ATTACHMENT A
                                 OGDEN CORPORATION - FOREIGN SUBSIDIARIES LIST
                                 ---------------------------------------------

                                                                             PERCENT      DOMESTIC             CO.
COMPANY                                                                      OWNERSHIP    COUNTRY              CODE
-------                                                                      ---------    -------              ----

Ogden Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .DE/U.S.A.
  Ogden Services Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A. . . . . . .141
    Ogden Aviation Services Limited . . . . . . . . . . . . . . . . . . . . . . 100. . . .U.K.186/2176414259610
      Ogden Aviation Engineering Limited. . . . . . . . . . . . . . . . . . . . 100. . . .U.K.. . . . . . . . .188
      Ogden Entertainment Services (UK) Ltd.. . . . . . . . . . . . . . . . . . 100. . . .U.K.. . . . . . . . .015
        Ogden Ice Hockey Limited. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .U.K.
      Ogden Cargo Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .U.K.
        SkyCare Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .U.K.
        Air Cargo Enterprises Limited . . . . . . . . . . . . . . . . . . . . . 50 . . . .U.K.
    Ogden Asia Pacific Services, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A.
      IEA of Japan Company Ltd. . . . . . . . . . . . . . . . . . . . . . . . . 50 . . . .Japan
      HO/Ogden Investimentos e Transportes, Limitada. . . . . . . . . . . . . . 51 . . . .Macau
      MASC/Ogden Aviation Services (Macau) Limited. . . . . . . . . . . . . . . 29 . . . .Macau
      Ogden Asia Pacific Holding Limited. . . . . . . . . . . . . . . . . . . . 100. . . .British Virgin Islands.
        Ogden Aviation (Asia Pacific) Limited . . . . . . . . . . . . . . . . . 80.1 . . .British Virgin Islands
          Ogden Aviation (Hong Kong) Limited. . . . . . . . . . . . . . . . . . 100. . . .Hong Kong
      Ogden Aviation Services (NZ) Limited. . . . . . . . . . . . . . . . . . . 100. . . .New Zealand156
      Ogden International Facilities Corporation (Asia Pacific) Pty Ltd.. . . . 100. . . .Australia . . . . . .172
        Ogden International Facilities Corporation (Australia) Pty Ltd. . . . . 50 . . . .Australia
        International Facilities Corporation (Cairns) Pty Ltd.. . . . . . . . . 100. . . .Australia
        International Facilities Corporation (NZ) Pty Ltd.. . . . . . . . . . . 100. . . .New Zealand . . . . .156
        International Facility Corporation (Newcastle) Ltd. . . . . . . . . . . 100
        International Facility Corporation (Hong Kong) Pty Ltd. . . . . . . . . *  . . . .Hong Kong
          * Boscastle Ltd and Coverack Ltd are shareholders due to residency requirements.
    Ogden Central and South America, Inc. . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A.
      Americana Entertainment N.V.. . . . . . . . . . . . . . . . . . . . . . . 80 . . . .Aruba
      Ogden Argentina, S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .Argentina
      Ogden Aviation Services (Chile) Ltda. . . . . . . . . . . . . . . . . . . 99 . . . .Chile . . . . . . . .158
          (1% held by Ogden Asia Pacific Services Inc.)
        Aviation Services Leader S.A. . . . . . . . . . . . . . . . . . . . . . 80 . . . .Chile . . . . . . . .185
      Ogden Aviation Services Dominicana, S.A.. . . . . . . . . . . . . . . . . 99 . . . .Dominican Rep.
      Ogden Aviation Services (Panama) Corp.. . . . . . . . . . . . . . . . . . 85 . . . .Panama. . . . . . . .171
      Ogden Aviation Services (Venezuela), S.A. . . . . . . . . . . . . . . . . 100. . . .Venezuela . . . . . .168
        Ogden Ground Services Caracas, C.A. . . . . . . . . . . . . . . . . . . 100. . . .Venezuela . . . . . .182
      Ogden do Brazil Participacoes S/C Ltda. . . . . . . . . . . . . . . . . . 100  . . .Brazil. . . . . . . .174
        Ogden - Servicos de Atendimento Aeroterrestre Ltda. ("SERVAIR") . . . . 100. . . .Brazil
        Ogden Alimentos Comercio e Servicoes Ltda.. . . . . . . . . . . . . . . 100  . . .Brazil
      Ogden Ground Services, Inc. (St. Thomas). . . . . . . . . . . . . . . . . 100. . . .Virgin Islands. . . .155
      Ogden Ground Services de Mexico, S.A. (formerly "SEITSA") . . . . . . . . 94.9 . . .Mexico. . . . . . . .150
      Ogden, S. de R.L. de C.V. . . . . . . . . . . . . . . . . . . . . . . . . 66.67. . .Mexico
      Ogden Servair Servicios Aeroportuarios, S.A.. . . . . . . . . . . . . . . 50 . . . .Mexico. . . . . . . .184
      Ogden SEITSA Leasing, S.A. de C.V.. . . . . . . . . . . . . . . . . . . . 94.9 . . .Mexico. . . . . . . .183
      Ogden Saint Maarten Ground Services N.V.. . . . . . . . . . . . . . . . . 100. . . .Netherlands Antilles
      Ogden & Talma Aviation Services of Peru S.A.. . . . . . . . . . . . . . . 54 . . . .Peru. . . . . . . . .178



                                                                             PERCENT      DOMESTIC             CO.
COMPANY                                                                      OWNERSHIP    COUNTRY              CODE
-------                                                                      ---------    -------              ----
Ogden Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .DE/U.S.A.
  Ogden Services Corporation (cont'd) . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A. . . . . . .141
    Ogden International Europe Inc. . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A. . . . . . .164
      Ogden Atlantic Design (Europe) Limited. . . . . . . . . . . . . . . . . . 100. . . .Ireland
      Ogden Holdings B.V. . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .Netherlands . . . . .166
        Compania General de Sondeos CGS, S.A. . . . . . . . . . . . . . . . . . 100. . . .Spain . . . . . . . .191
        Czech-Ogden Airhandling s.r.o.. . . . . . . . . . . . . . . . . . . . . 50 . . . .Czech.  . . . . . . .162
        Ogden Aviation (Schiphol) B.V.. . . . . . . . . . . . . . . . . . . . . 100. . . .Netherlands . . . . .161
          Ogden Cargo B.V.. . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .Netherlands
        Ogden Aviation Spain S.A. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .Spain159/A07568876
        Ogden Entertainment Services Portugal, S.A. . . . . . . . . . . . . . . 100. . . .Portugal. . . . . . .160
        Ogden Entertainment Services Spain, SA. . . . . . . . . . . . . . . . . 100. . . .Spain
          Estadio Olimpico de Sevilla, S.A. . . . . . . . . . . . . . . . . . . 15.9 . . .Spain
        Ogden Power Agua y Energia Torre Pacheco, S.A.. . . . . . . . . . . . . 83.3 . . .Spain
        Ogden Romanian Aviation Services, S.A.. . . . . . . . . . . . . . . . . 50 . . . .Romania
        Parque Isla Magica, S.A.. . . . . . . . . . . . . . . . . . . . . . . . 26.12. . .Spain
        Sezai Turkes Feyzi Akkaya Ogden Hizmet Ve Isletmecilik A.S.
          ("STFA Ogden Maintenance and Service Co."). . . . . . . . . . . . . . 50 . . . .Turkey
        Ogden Holdings (Deutschland) GmbH . . . . . . . . . . . . . . . . . . . 100. . . .Germany . . . . . . .192
          Ogden Allied Services GmbH. . . . . . . . . . . . . . . . . . . . . . 100. . . .Germany . . . . . . .138
          Ogden Aviation Services GmbH & Co. KG . . . . . . . . . . . . . . . . 100. . . .Germany . . . . . . .193
          Ogden Entertainment (Oberhausen) GmbH . . . . . . . . . . . . . . . . 100. . . .Germany . . . . . . .194
          Ogden Tegel Verwaltungs GmbH (formerly DAN AIR Services GmbH) . . . . 100. . . .Germany . . . . . . .195
            Tegel Aircraft Handling GmbH. . . . . . . . . . . . . . . . . . . . 100. . . .Germany . . . . . . .196
          Verwaltung Ogden Aviation Services GmbH   . . . . . . . . . . . . . . 100. . . .Germany . . . . . . .197
    Ogden Entertainment, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A.
      Ogden Entertainment of Cape Town (Proprietary) Limited. . . . . . . . . . 78 . . . .South Africa
      Ogden Entertainment Services (Canada) Inc. -
      Services de Divertissements Ogden (Canada) Inc. . . . . . . . . . . . . . 100. . . .Canada. . . . . . . .012
        Ogden Gaming of Ontario, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . .Canada
        Ogden Palladium Services (Canada) Inc.. . . . . . . . . . . . . . . . . 100. . . .Canada
      Ogden Entertainment Services de Mexico, S.A. de C.V.. . . . . . . . . . . 100. . . .Mexico
      Servicios de Alimentos Bebidas Especializados, S.A. de CV . . . . . . . . 100. . . .Mexico
    Ogden Allied Maintenance Corporation. . . . . . . . . . . . . . . . . . . . 100. . . .NY/U.S.A.
      Allied Aviation Service Company of Newfoundland, Ltd. . . . . . . . . . . 100. . . .Canada. . . . . . . .022
      Atlantic Design Company, Inc. . . . . . . . . . . . . . . . . . . . . . . 100. . . .NY/U.S.A.
        Datacom de Mexico, S.A. de C.V. . . . . . . . . . . . . . . . . . . . . 100. . . .Mexico
      Ogden Aviation Services, Inc. . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A.
        Ogden Aviation Service Company of New York, Inc.. . . . . . . . . . . . 100. . . .NY/U.S.A. . . . . . .007
          Ogden Ground Services, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A. . . . . . .146
            Ogden/Air Aruba Ground Services N.V.  . . . . . . . . . . . . . . . 49 . . . .Aruba
    Ogden Facility Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A.
      Ogden Facility Services, Inc. . . . . . . . . . . . . . . . . . . . . . . 100. . . .DE/U.S.A.
        Ogden Servicios de Seguridad, S.A.. . . . . . . . . . . . . . . . . . . 100. . . .Costa Rica
    Ogden Services of Canada Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . .Canada. . . . . . . .054
      Cafas Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . .Canada. . . . . . . .028
        Airconsol Aviation Services Ltd.-
        Les Services D'Aviation Airconsol Limitee . . . . . . . . . . . . . . . 100. . . .Canada. . . . . . . .115
          Ogden Ground Services (Canada) Ltd. . . . . . . . . . . . . . . . . . 100. . . .Canada
            Aircraft Services Limited . . . . . . . . . . . . . . . . . . . . . 100. . . .Canada. . . . . . . .189
      Consolidated Aviation Fueling of Toronto Limited. . . . . . . . . . . . . 100. . . .Ontario . . . . . . .052
      Consolidated Aviation Services of Alberta Limited . . . . . . . . . . . . 100. . . .Canada. . . . . . . .119
      Ogden Allied Security Services Inc.-Services de Securite Ogden Allied Inc.100. . . .Canada. . . . . . . .190



                                                ATTACHMENT B
                        OGDEN ENERGY GROUP, INC. - U.S. AND FOREIGN SUBSIDIARIES LIST
                        -------------------------------------------------------------


                                                                                PPERCENT
COMPANY                                                                         OWNERSHIP    INCORP.          E.I.N.
-------                                                                         ---------    -------          ------

Ogden Energy Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3939460
  Ogden Projects, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3213657
    Ogden Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 22-3405522
      OGDEN PHILIPPINES OPERATING, INC. . . . . . . . . . . . . . . . . . . . . 100. . . . . CAYMAN ISLANDS          NA
      Ogden Power Corporation . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1732981
        Geothermal, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Virginia . . . . 54-1504703
        Imperial Power Services, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . . . California . . . 95-3677245
        New Martinsville Hydro-Operations Corporation . . . . . . . . . . . . . 100. . . . . West Virginia. . 31-1275468
        Ogden Brandywine Operations, Inc. . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1740297
        Ogden Geothermal Operations, Inc. . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1607228
        Ogden Hydro Operations, Inc.. . . . . . . . . . . . . . . . . . . . . . 100. . . . . Tennessee. . . . 52-1661862
        Ogden Oil & Gas, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1734589
        Ogden Power Equity Corporation. . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1504746
            Catalyst New Martinsville Hydroelectric Corporation . . . . . . . . 100. . . . . Delaware . . . . 13-3372123
            ERC Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1523295
            Ogden Heber Field Energy, Inc.. . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1611569
            Ogden Hydro Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1606911
        Ogden Power International Holdings, Inc.. . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1742808
            EDISON BATAAN COGENERATION CORPORATION. . . . . . . . . . . . . . . 100. . . . . PHILIPPINE              NA
            HIDRO OPERACIONES DON PEDRO S.A.. . . . . . . . . . . . . . . . . . 100. . . . . COSTA RICA              NA
            ISLAND POWER CORPORATION. . . . . . . . . . . . . . . . . . . . . . 40**** . . . PHILIPPINE              NA
            LINASA COGENERACION Y ASOCIADOS, S.L. . . . . . . . . . . . . . . . 50*****. . . SPAIN. . . . . . B30556484
            OGDEN ENERGY INDIA INVESTMENTS LTD.. . . . . . . . . . . . . . . . .100 . . . . .MAURITIUS               NA
              OGDEN CHINESE INVESTMENTS LTD. . . . . . . . . . . . . . . . . . .100 . . . . .MAURITIUS               NA
                  OGDEN ENERGY CHINA (Alpha) LTD.. . . . . . . . . . . . . . . .100 . . . . .MAURITIUS               NA
                  OGDEN ENERGY CHINA (Beta) LTD. . . . . . . . . . . . . . . . .100 . . . . .MAURITIUS               NA
                  OGDEN ENERGY CHINA (Delta) LTD . . . . . . . . . . . . . . . .100 . . . . .MAURITIUS               NA
                  OGDEN ENERGY CHINA (Gamma) LTD . . . . . . . . . . . . . . . .100 . . . . .MAURITIUS               NA
            OGDEN ENERGY PHILIPPINE HOLDINGS, INC. . . . . . . . . . . . . . . .100 . . . . .PHILIPPINES             NA
            OPI Quezon, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .Delaware. . . . .13-3670144
                OGDEN POWER DEVELOPMENT - CAYMAN, INC. . . . . . . . . . . . . .100 . . . . .CAYMAN ISLANDS          NA
                (F/K/A OGDEN QUEZON POWER, INC.- OLD DVLPMNT. CO.)
                  QUEZON POWER, INC. (NEW DVLPMNT CO.) . . . . . . . . . . . . .39.01** . . .CAYMAN ISLANDS          NA
            Ogden Power Development, Inc.. . . . . . . . . . . . . . . . . . . .100 . . . . .Delaware. . . . .13-3662254
              Ogden Power Development of Bolivia, Inc. . . . . . . . . . . . . .100 . . . . .Delaware. . . . .13-3852464
                OPDB, LTD. . . . . . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .CAYMAN ISLANDS          NA
        Ogden Power Pacific, Inc. (f/k/a Pacific Energy) . . . . . . . . . . . .100 . . . . .California. . . .95-3845189
            Burney Mountain Power. . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .94-3149256
            Mammoth Geothermal Company . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4311279
            Mammoth Power Company. . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4484066
            Mt. Lassen Power . . . . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .94-3149255
            Ogden Power Plant Operations . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4497795
                (f/k/a Pacific Power Plant Operations)
            Pacific Energy Resources Incorporated. . . . . . . . . . . . . . . .100 . . . . .California. . . .95-3499702
            Pacific Geothermal Company . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-3950189
            Pacific Hydropower Company . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-3734859
            Pacific Oroville Power, Inc. . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-3987027
            Pacific Penobscot Power Company. . . . . . . . . . . . . . . . . . .100 . . . . .Maine . . . . . .85-4055394
            Pacific Recovery Corporation . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4080088
            Pacific Wood Fuels Company . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4046356
            Pacific Wood Services Company. . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4497794
            Penstock Power Company . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4250440
            8309 Tujunga Avenue Corp.. . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .95-4130759
        Ogden Rosemary Operations, Inc.. . . . . . . . . . . . . . . . . . . . .100 . . . . .Delaware. . . . .22-3433655
        Ogden SIGC Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .Delaware. . . . .54-1742810
            AMOR 14 Corporation. . . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .Delaware. . . . .88-0243401
        Ogden SIGC Energy II, Inc. . . . . . . . . . . . . . . . . . . . . . . .100 . . . . .California. . . .54-1742553
        Ogden SIGC Geothermal Operations, Inc. . . . . . . . . . . . . . . . . .100 . . . . .California. . . .54-1645557



                                                                                PPERCENT
COMPANY                                                                         OWNERSHIP    INCORP.          E.I.N.
-------                                                                         ---------    -------          ------
Ogden Energy Group, Inc. (cont.)
  Ogden Projects, Inc. (cont.)

  Ogden Energy Resource Corp. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 63-0837475
  Ogden Environmental and Energy Services Co., Inc. . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 52-1594168
    Analytical Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 95-3705905
      G A Technical Services, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Tennessee. . . . 62-1238177
    Multiple Dynamics Corporation . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Michigan . . . . 38-2278155
    Ogden Environmental and Energy Services Co., Inc. of Ohio . . . . . . . . . 100. . . . . Ohio . . . . . . 31-1357919
    Ogden Environmental and Engineering Services Co., Inc.. . . . . . . . . . . 100. . . . . North Carolina . 56-0840101
    Ogden Environmental Federal Services Co., Inc.. . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 54-1694984
      (f/k/a Ogden Environmental Services Alaska Co., Inc.)
    Ogden Remediation Services Co., Inc.. . . . . . . . . . . . . . . . . . . . 100. . . . . Florida. . . . . 59-2661991
    OGDEN UMWELT UND ENERGIE SYSTEME GMBH . . . . . . . . . . . . . . . . . . . 100. . . . . GERMANY                 NA
      IEAL ENERGIE & UMWELT CONSULT, GMBH . . . . . . . . . . . . . . . . . . . 100. . . . . GERMANY                 NA
    OLMEC INSURANCE, LTD. . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . BERMUDA                 NA
  Ogden Waste to Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3871973
    Ogden Martin Systems, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3162629
      Ogden Engineering Services, Inc.. . . . . . . . . . . . . . . . . . . . . 100. . . . . New Jersey . . . 13-3284896
      Ogden Marion Land Corp. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Oregon . . . . . 13-3369730
      OGDEN WASTE TO ENERGY, LTD. (FORMERLY OGDEN MARTIN SYSTEMS, LTD). . . . . 100. . . . . ONTARIO                 NA
          OGDEN MARTIN SYSTEMS OF NOVA SCOTIA, LTD. . . . . . . . . . . . . . . 100. . . . . NOVA SCOTIA             NA
      Ogden Martin Systems of Alexandria/Arlington, Inc.. . . . . . . . . . . . 100. . . . . Virginia . . . . 58-1594213
      OMS Equity of Alexandria/Arlington, Inc.. . . . . . . . . . . . . . . . . 100. . . . . Virginia . . . . 13-3389573
      Ogden Martin Systems of Babylon, Inc. . . . . . . . . . . . . . . . . . . 100. . . . . New York . . . . 13-3246689
      Ogden Martin Systems of Bristol, Inc. . . . . . . . . . . . . . . . . . . 100. . . . . Connecticut. . . 13-3246723
      Ogden Martin Systems of Clark, Inc. . . . . . . . . . . . . . . . . . . . 100. . . . . Ohio . . . . . . 11-3140377
      OMSC One, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3690804
      OMSC Two, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3690801
      OMSC Three, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3690806
      OMSC Four, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3690807
      Ogden Martin Systems of Fairfax, Inc. . . . . . . . . . . . . . . . . . . 100. . . . . Virginia . . . . 13-3410434
      Ogden Martin Systems of Haverhill, Inc. . . . . . . . . . . . . . . . . . 100. . . . . Massachusetts. . 13-3375647
          Haverhill Power, Inc. . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Massachusetts. . 04-2908628
          LMI, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Massachusetts. . 04-2943947
          Ogden Omega Lease, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3028120
      Ogden Haverhill Properties, Inc.. . . . . . . . . . . . . . . . . . . . . 100. . . . . Massachusetts. . 13-3382130
      Ogden Martin Systems of Hillsborough, Inc.. . . . . . . . . . . . . . . . 100. . . . . Florida. . . . . 13-3228206
      Ogden Martin Systems of Huntington, Inc.. . . . . . . . . . . . . . . . . 100. . . . . New York . . . . 13-3394817
      Ogden Martin Systems of Huntington Resource Recovery One Corp.. . . . . . 100. . . . . Delaware . . . . 06-1260495
      Ogden Martin Systems of Huntington Resource Recovery Two Corp.. . . . . . 100. . . . . Delaware . . . . 06-1260497
      Ogden Martin Systems of Huntington Resource Recovery Three Corp.. . . . . 100. . . . . Delaware . . . . 06-1260498
      Ogden Martin Systems of Huntington Resource Recovery Four Corp. . . . . . 100. . . . . Delaware . . . . 06-1260489
      Ogden Martin Systems of Huntington Resource Recovery Five Corp. . . . . . 100. . . . . Delaware . . . . 06-1260492
      Ogden Martin Systems of Huntington Resource Recovery Six Corp.. . . . . . 100. . . . . Delaware . . . . 13-3629151
      Ogden Martin Systems of Huntington Resource Recovery Seven Corp.. . . . . 100. . . . . Delaware . . . . 13-3631168
      Ogden Martin Systems of Huntsville, Inc.. . . . . . . . . . . . . . . . . 100. . . . . Alabama. . . . . 13-3456026
      Ogden Martin Systems of Indianapolis, Inc.. . . . . . . . . . . . . . . . 100. . . . . Indiana. . . . . 13-3977970
      Ogden Martin Systems of Kent, Inc.. . . . . . . . . . . . . . . . . . . . 100. . . . . Michigan . . . . 13-3369158
      NRG/Recovery Group, Inc. (f/k/a Ogden Martin Systems of Lake, Inc.) . . . 100. . . . . Florida. . . . . 13-3482491
      Ogden Martin Systems of Lancaster, Inc. . . . . . . . . . . . . . . . . . 100. . . . . Pennsylvania . . 13-3408215
      Ogden Martin Systems of Lawrence, Inc.. . . . . . . . . . . . . . . . . . 100. . . . . Massachusetts. . 13-3714674
      Ogden Martin Systems of Lee, Inc. . . . . . . . . . . . . . . . . . . . . 100. . . . . Florida. . . . . 13-3557826
      Ogden Martin Systems of Long Island, Inc. . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 11-3081090
      Ogden Martin Systems of Marion, Inc.. . . . . . . . . . . . . . . . . . . 100. . . . . Oregon . . . . . 91-1246805
      Ogden Martin Systems of Mercer, Inc.. . . . . . . . . . . . . . . . . . . 100. . . . . New Jersey . . . 13-3431734
      Ogden Martin Systems of Montgomery, Inc.. . . . . . . . . . . . . . . . . 100. . . . . Maryland . . . . 13-3547268
      Ogden Martin Systems of Onondaga, Inc.. . . . . . . . . . . . . . . . . . 100. . . . . New York . . . . 13-3528458
      Ogden Martin Systems of Onondaga Two Corp.. . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3690841



                                                                                PPERCENT
COMPANY                                                                         OWNERSHIP    INCORP.          E.I.N.
-------                                                                         ---------    -------          ------
Ogden Energy Group, Inc. (cont.)
  Ogden Projects, Inc. (cont.)

  Ogden Martin Systems of Onondaga Three Corp.. . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3690843
    Ogden Martin Systems of Onondaga Four Corp. . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3690838
    Ogden Martin Systems of Onondaga Five Corp. . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3684127
    OMS Onondaga Operations, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3714674
    Ogden Martin Systems of Pasco, Inc. . . . . . . . . . . . . . . . . . . . . 100. . . . . Florida. . . . . 13-3447536
    Ogden Martin Systems of San Bernardino, Inc.. . . . . . . . . . . . . . . . 100. . . . . California . . . 13-3397879
    Ogden Martin Systems of Stanislaus, Inc.. . . . . . . . . . . . . . . . . . 100. . . . . California . . . 13-3315310
    OMS Equity of Stanislaus, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . . . California . . . 13-3436232
    Ogden Martin Systems of Tulsa, Inc. . . . . . . . . . . . . . . . . . . . . 100. . . . . Oklahoma . . . . 13-3203172
    Ogden Martin Systems of Union, Inc. . . . . . . . . . . . . . . . . . . . . 100. . . . . New Jersey . . . 13-3323867
  OPI CARMONA LIMITED . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . CAYMAN ISLANDS          NA
  OPI CARMONA ONE LIMITED . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . CAYMAN ISLANDS          NA
OGDEN ENERGY ASIA PACIFIC LIMITED (F/K/A OGDEN PROJECTS ASIA PACIFIC LIMITED) . 100* . . . . HONG KONG               NA
Ogden Energy Engineering, Inc. (f/k/a Ogden Projects Americas, Inc.). . . . . . 100. . . . . Delaware . . . . 13-3795624
Ogden Projects Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3640508
Ogden Projects of Haverhill, Inc. . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Massachusetts. . 13-3522006
Ogden Wallingford Associates, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Connecticut. . . 13-3494166
Ogden Waste Treatment Services, Inc.. . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3362679
  Ogden Environmental Services of Houston, Inc. . . . . . . . . . . . . . . . . 100. . . . . Texas. . . . . . 13-3586015
  Ogden Waste Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 22-3557169
  Stockton Soil Treatment Facility, Inc.. . . . . . . . . . . . . . . . . . . . 100. . . . . California . . . 13-3610053
Ogden Waste Treatment Services USA, Inc.. . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3940678
Ogden Water Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3779130
  Ogden Water Systems, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3756577
    Ogden Yorkshire Acquisition, Inc. . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3806665
        Cunningham Environmental Support, Inc.. . . . . . . . . . . . . . . . . 100. . . . . New York . . . . 16-1386872
    Ogden Yorkshire Water of Bessemer, Inc. . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 22-3405521
    OGDEN YORKSHIRE WATER OF CANADA, LTD. . . . . . . . . . . . . . . . . . . . 100. . . . . ONTARIO                 NA
    Ogden Yorkshire Water of Taunton, Inc.. . . . . . . . . . . . . . . . . . . 100. . . . . Massachusetts. . 22-3481731
OGDEN WATER SYSTEMS OF CANADA, LTD. (F/K/A OGDEN PROJECTS OF HAMILTON, LTD.)  . 100. . . . . ONTARIO                 NA
OPW Associates, Inc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Connecticut. . . 13-3487064
OPWH, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3592054
RRS Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 13-3697005
  Michigan Waste Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 06-1331600
  Oahu Waste Energy Recovery, Inc.. . . . . . . . . . . . . . . . . . . . . . . 100. . . . . California . . . 95-2638052
  Ogden Projects of Hawaii, Inc.. . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Hawaii . . . . . 99-0230284
  Resource Recovery Systems of Connecticut, Inc.. . . . . . . . . . . . . . . . 100. . . . . Connecticut. . . 13-3696927
Yorkshire USA, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100. . . . . Delaware . . . . 51-0354748


* Ogden Energy Asia Pacific Limited's stock is owned 50% by Ogden Projects, Inc. and 50% by Ogden Power Development, Inc.

** Quezon Power, Inc (new development company) is owned 39.01% by Ogden Power Development - Cayman, Inc., 1.30% by PMR Power, Inc. and 59.69% by Quezon Generating Company, Ltd.

*** Yorkshire USA, Inc. was acquired by Ogden Projects, Inc. when Yorkshire Water terminated its involvement as a direct participant in the Venture.

**** 40% of the stock of Island Power Corporation is owned by Ogden Power International Holdings, Inc. and 60% is owned by various stockholders.

*****50% of the stock of LINASA Cogeneracion y Asociados, S.L. is owned by Ogden Power International Holdings, Inc, and 50% is owned by Industria Jabonera Lina, S.A.